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                                                               EXHIBIT 10(a)(1)

                                NEC CORPORATION

                                CERTIFICATION OF
                     CHIEF EXECUTIVE OFFICER OR EQUIVALENT
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  In connection with the Annual Report of NEC Corporation (the "Company") on Form 20-F for the fiscal year ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Koji Nishigaki, President of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

                  1.       The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                     /s/ Koji Nishigaki
                                   -----------------------------
                                   Name: Koji Nishigaki
                                   Title: President


Dated: August 6, 2002